Exhibit 99.2

SHELL AUGER AND LOCKPORT OPERATIONS

Condensed Financial Statements (Unaudited)

Nine Months Ended September 30, 2015 and 2014

Table of Contents

Page(s)

Condensed Financial Statements (Unaudited)

Combined Balance Sheets	2

Combined Statements of Operations	3

Combined Statements of Changes in Net Parent Investment	4

Combined Statements of Cash Flows	5

Notes to Combined Financial Statements	6-8

SHELL AUGER AND LOCKPORT OPERATIONS

COMBINED BALANCE SHEETS

	September 30, 2015 (unaudited)	December 31, 2014
	(in millions of dollars)
ASSETS
Current assets
Accounts receivable - third parties, net	$2.4	$2.0
Accounts receivable - related parties	5.2	5.8
Allowance oil	1.1	0.7
Prepaid expenses	0.7	0.7

Total current assets	9.4	9.2
Property, plant and equipment, net	95.5	97.2

Total assets	$104.9	$106.4

LIABILITIES
Current liabilities
Accounts payable - third parties	$0.6	$0.6
Accounts payable - related parties	—	0.4
Accrued and other current liabilities	2.4	1.1

Total current liabilities	3.0	2.1
Asset retirement obligations	1.3	1.3

Total Liabilities	4.3	3.4

NET PARENT INVESTMENT
Net parent investment	100.6	103.0

Total liabilities and equity	$104.9	$106.4

The accompanying notes are an integral part of the combined financial statements.

SHELL AUGER AND LOCKPORT OPERATIONS

COMBINED STATEMENTS OF OPERATIONS

(Unaudited)

	Nine Months Ended Sep. 30,
	2015	2014
	(in millions of dollars)
Revenue
Third parties	$19.8	$12.8
Related parties	40.4	37.4

Total revenue	60.2	50.2
Costs and expenses
Operations and maintenance - third party	8.2	7.7
Operations and maintenance - related party	3.3	4.1
General and administrative - third party	0.2	0.2
General and administrative - related party	3.1	2.2
Depreciation and accretion	5.6	5.1
Property and other taxes	0.5	0.5

Total costs and expenses	20.9	19.8

Net income	$39.3	$30.4

The accompanying notes are an integral part of the combined financial statements.

SHELL AUGER AND LOCKPORT OPERATIONS

COMBINED STATEMENTS OF CHANGES IN NET PARENT INVESTMENT

(Unaudited)

	Nine Months Ended September 30,
	2015	2014
	(in millions of dollars)
Net parent investment
Balance, beginning of Period	$103.0	$102.7
Net income	39.3	30.4
Net distributions to Parent	(41.7)	(27.8)

Balance, end of year	$100.6	$105.3

The accompanying notes are an integral part of the combined financial statements.

SHELL AUGER AND LOCKPORT OPERATIONS

COMBINED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2015	2014
	(in millions of dollars)
Cash flows from operating activities
Net income	$39.3	$30.4
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and accretion	5.6	5.1
Allowance oil reduction to net realizable value	0.1	—
Changes in operating assets and liabilities
Accounts receivable - third parties	(0.4)	(0.8)
Accounts receivable - related parties	0.6	(4.0)
Allowance oil	(0.4)	(0.4)
Prepaid expenses	—	(0.2)
Accounts payable - related parties	(0.4)	—
Accrued and other current liabilities	1.3	0.7

Net cash provided by operating activities	45.7	30.8
Cash flows from investing activities
Capital expenditures	(3.6)	(3.0)

Net cash used in investing activities	(3.6)	(3.0)
Cash flows from financing activities
Net distributions to Parent	(42.1)	(27.8)

Net cash used in financing activities	(42.1)	(27.8)

Net increase in cash and cash equivalents	—	—
Cash at beginning of the period	—	—

Cash at end of the period	$—	$—

The accompanying notes are an integral part of the combined financial statements.

SHELL AUGER AND LOCKPORT OPERATIONS

NOTES TO COMBINED FINANCIAL STATEMENTS

1. Business and Basis of Presentation

Description of Business

Our business consists of the operations of a crude pipeline system (“Auger”), located in the Gulf Coast, and a crude tank storage and terminal system (“Lockport”) located southwest of Chicago. Both Auger and Lockport are owned by subsidiaries of Shell Oil Company. Auger is a 174-mile pipeline that transports medium sour crude (Bonito Sour), and Lockport consists of 16 crude storage tanks. Auger is connected to the Ship Shoal 22” sour crude pipeline to Gibson Terminal and the associated 20” pipeline to St. James Terminal. The Lockport facility receives Canadian crude from the Enbridge IPL 34” pipeline and serves as a distribution point for movements originating on the Mustang 18” and Westshore 12” pipeline systems. References to the “carve-out operations,” “we,” “our,” “us,” and similar expressions refer to Auger and Lockport. The term “our Parent” refers collectively to Shell Oil Company and Royal Dutch Shell plc (“RDS”).

For the nine months ended September 30, 2015 and 2014, our transportation and allowance oil revenue from third parties was $13.4 million and $6.5 million, respectively; our storage services revenues from third parties were $6.4 million and $6.3 million, respectively.

Basis of Presentation

The financial statements included herein have been prepared without audit. The interim financial statements reflect all adjustments, which, in the opinion of management, are necessary for a fair presentation of our results for the interim periods. Such adjustments are considered to be of a normal recurring nature. Although certain notes and other information required by U.S. generally accepted accounting principles (“GAAP”) have been condensed or omitted, we believe that the disclosures in these financial statements are adequate to make the information presented not misleading. These financial statements should be read in conjunction with annual financials for the year ended December 31, 2014. Results of operations for interim periods are not necessarily indicative of the results of operations that will be realized for the year ending December 31, 2015.

2. Property, Plant and Equipment

Property, plant and equipment consist of the following as of September 30, 2015, and December 31, 2014 (in millions of dollars):

	September 30, 2015	December 31, 2014
Building and improvements	8.9	8.9
Pipeline and equipment	217.9	157.1
Other	0.1	0.1

	226.9	166.1
Less: Accumulated depreciation	(133.5)	(76.6)

	93.4	89.5
Construction in progress	2.1	7.7

Property, plant and equipment, net	$95.5	$97.2

Depreciation expense on property, plant and equipment of $5.5 and $5.1 million is included in Costs and expenses in the accompanying combined statements of operations for the periods ended September 30, 2015 and September 30, 2014, respectively.

3. Related Party Transactions

Related party transactions included transactions with our Parent and our Parent’s affiliates, including those entities in which our Parent has an ownership interest, but does not have control.

SHELL AUGER AND LOCKPORT OPERATIONS

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

Other Related Party Balances

We had accounts receivable with related parties other than our Parent arising in the ordinary course of business of approximately $5.2 million and $5.8 million as of September 30, 2015 and December 31, 2014, respectively.

Related Party Revenues and Expenses

We provide crude oil transportation and storage services to related parties under long-term contracts. We entered into these contracts in the normal course of our business and the services are based on the same terms as third parties. Revenues related to the transportation of crude oil and allowance oil for related parties were approximately $36.5 million and $32.9 million for the nine months ended September 30, 2015 and 2014, respectively. Revenues related to storage services from related parties were approximately $3.9 million and $4.5 million for the periods ended September 30, 2015 and 2014, respectively.

Historically, our Parent and its related parties performed certain services which directly and indirectly supported our operations. Personnel and operating costs incurred by our Parent on our behalf were charged to us and are included in either general and administrative expenses or operations and maintenance expenses, depending on the nature of the employee’s role in our operations in the accompanying combined statement of operations. Our Parent also performs certain general corporate functions for us related to finance, legal, information technology, human resources, communications, ethics and compliance, and other shared services. During the nine months ended September 30, 2015 and 2014, we were allocated $2.6 million and $2.1 million, respectively, of indirect general corporate expenses incurred by our Parent, which are included within general and administrative expenses in the accompanying combined statements of operations. These allocated corporate costs relate primarily to the wages and benefits of our Parent and employees that support our operations.

We are covered by the insurance policies of our Parent. As of September 30, 2015 and December 31, 2014, our allocated prepaid insurance balance was $0.7 million and $0.7 million, respectively. Our insurance expense was $0.9 million and $1.2 million for the periods ended September 30, 2015 and 2014, respectively, which was included within operations and maintenance expenses in the accompanying combined statements of operations.

Net Parent Investment

The following is a reconciliation of the amounts presented in “Net distributions to Parent” on our Statements of Cash Flows and the amounts presented as “Net distributions to Parent” on our Statements Changes in Net Parent Investment (in millions).

	Nine Months Ended September 30,
	2015	2014
Net distributions to Parent per Statements of Cash Flows	$(42.1)	$(27.8)
Non-cash transfers from Parent	0.4	—

Net distributions to Parent per Statements of Changes in Net Parent Investment	$(41.7)	$(27.8)

The non-cash transfer that occurred in the nine months ended September 30, 2015 represented certain fixed assets transferred to us from our Parent. This asset transfer represented a transaction between entities under common control and, accordingly, we recorded the asset at its historical book value.

SHELL AUGER AND LOCKPORT OPERATIONS

NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

4. Transactions with Major Customers and Concentration of Credit Risk

The following table shows revenues from third party customers that accounted for 10% or more of combined revenues for the nine months ended September 30 (in millions of dollars):

	Nine Months Ended September 30,
	2015	2014
Customer A	$6.0	$2.0

Our Parent and our Parent’s affiliates accounted for 67% and 74% of our total revenues for the nine months ended September 30, 2015 and 2014, respectively.

5. Subsequent Event(s)

Subsequent events were evaluated through March 11, 2015, the date on which the financial statements of our parent RDS were issued, for potential recognition, and through November 10, 2015, the date on which our financial statements were available to be issued for disclosure in the accompanying combined financial statements.

On August 26, 2015, Auger filed Cancelation Notices with respect to all of the FERC tariffs it had on file, based upon FERC’s position that the Interstate Commerce Act (the “ICA”) does not apply to pipelines such as Auger that are located entirely on the offshore continental shelf. As of September 1, 2015 neither Auger nor Lockport are subject to FERC regulations under the ICA.

On October 1, 2015 SPLC contributed our assets, with the exception of working capital, to Pecten Midstream LLC (“Pecten”), a wholly owned subsidiary of SPLC.